UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 29, 2006
U.S. Concrete, Inc.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

000-26025 (Commission File Number)	76-0588680 (IRS Employer Identification No.)

2925 Briarpark, Suite 1050, Houston, Texas (Address of principal executive offices)	77042 (Zip Code)
(713) 499-6200
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
Completion of Alberta Acquisition and Related Transactions
     On July 5, 2006, U.S. Concrete, Inc. completed its previously announced acquisition of all the outstanding equity interests in Alberta Investments, Inc. and Alliance Haulers, Inc. pursuant to the Stock Purchase Agreement, dated as of June 27, 2006, by and among U.S. Concrete, Alberta Investments, Inc., Alliance Haulers, Inc., Atlas Concrete Inc. and Wild Rose Holdings, Ltd. The purchase price for the acquisition, which is subject to specified postclosing adjustments, was $165 million.
     Under a related Promissory Note, dated July 3, 2006, U.S. Concrete made a loan of $33 million to Atlas Investments, Inc., a wholly owned subsidiary of Alberta Investments, to enable Alberta Investments to make a $33 million distribution to its parent entity. U.S. Concrete also entered into a Pledge and Security Agreement with Atlas Concrete, Wild Rose and Alberta Investments under which those entities agreed to pledge all of their capital stock in certain entities involved in the acquisition transaction as security for the loan. At the closing of the acquisition, an amount equal to the loan was offset against the purchase price U.S. Concrete paid, and the pledgors’ obligations under the Pledge and Security Agreement were terminated.
Issuance and Sale of Senior Subordinated Notes
     On July 5, 2006, U.S. Concrete completed its private placement of $85,000,000 aggregate principal amount of its 8-3/8% Senior Subordinated Notes due 2014 pursuant to, and subject to the terms and conditions set forth in, a Purchase Agreement, dated June 29, 2006, among U.S. Concrete, the guarantors named therein, Citigroup Global Markets Inc., Banc of America Securities LLC, Capital One Southcoast, Inc. and Comerica Securities, Inc, as initial purchasers. The notes were priced at 98.26% of their principal amount. The notes were issued under an Indenture dated as of March 31, 2004, as supplemented by the First Supplemental Indenture dated as of July 5, 2006, among U.S. Concrete, the guarantors named therein and Wells Fargo Bank, National Association, as trustee. In connection with the private placement, U.S. Concrete granted the initial purchasers certain registration rights under a Registration Rights Agreement dated July 5, 2006.
Amendment of Credit Agreement
     On June 29, 2006, U.S. Concrete entered into an amendment to its Credit Agreement among Citicorp North America Inc., as administrative agent, Bank of America, N.A., as syndication agent, JPMorgan Chase Bank, as documentation agent, and the several lenders and issuers named therein. The purpose of the credit agreement amendment was to enable U.S. Concrete to make the $33 million loan to Atlas Investments referred to above.
     On June 30, 2006, U.S. Concrete entered into an Amended and Restated Credit Agreement, dated as of June 30, 2006, among U.S. Concrete, Citicorp North America Inc., as administrative agent, Bank of America, N.A., as syndication agent, JPMorgan Chase Bank, as documentation agent, and the several lenders and issuers named therein. Among other things, the Amended and Restated Credit Agreement:
•	decreases the interest rate margins applicable to loans and commissions payable on letters of credit issued under the agreement by 25 basis points;

•	increases the maximum permitted leverage ratio applicable to the incurrence of additional subordinated indebtedness;

•	extends the scheduled termination date of the revolving credit commitments to March 2011 from March 2009;

•	releases the real estate mortgages that secure the obligations under the agreement;

•	consents to the Alberta acquisition and the financing of that acquisition; and

•	decreases the commitment fee applicable to the unused portion of the facility by 12.5 basis points, to an annual rate of 0.25% of the average daily unused commitments.
     The foregoing description of the Stock Purchase Agreement is qualified in its entirety by reference to the terms of that agreement, which was filed as Exhibit 2.1 to U.S. Concrete’s Current Report on Form 8-K filed June 28, 2006. The foregoing descriptions of the Promissory Note, the Pledge and Security Agreement, the Registration Rights Agreement, the First Supplemental Indenture, the amendment to the Credit Agreement and the Amended and Restated Credit Agreement are qualified in their entirety by reference to the terms of the those agreements, which are filed as Exhibits 10.1, 10.2, 10.3, 4.1, 4.2 and 4.3, respectively, to this report and are incorporated by reference into this Item 1.01. Except for their status as contractual documents that establish and govern the legal relationships among the parties thereto, these agreements are not intended to be a source of factual, business or operational information about the parties. The representations, warranties and covenants made by the parties in those agreements were made only for purposes of such agreements and as of specific dates. Such representations, warranties and covenants are qualified in a variety of respects, including, in the case of the Stock Purchase Agreement and the Amended and Restated Credit Agreement, by information in disclosure schedules that the parties exchanged in connection with the execution of those agreements, and may be subject to standards of materiality that differ from those relevant to investors. Representations and warranties may be used as a tool to allocate risks between the parties, including where the parties do not have complete knowledge of all facts. Investors are not third-party beneficiaries under any of the agreements and should not rely on the representations, warranties and covenants therein or any descriptions thereof as characterizations of the actual state of facts or condition of U.S. Concrete or any of its affiliates.

Item 2.01	Completion of Acquisition or Disposition of Assets
     Please read Item 1.01 for a discussion of U.S. Concrete’s acquisition of all the outstanding equity interests in Alberta Investments and Alliance Haulers, which discussion is incorporated by reference into this Item 2.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     Please read Item 1.01 for a discussion of U.S. Concrete’s issuance of notes pursuant to (or in connection with) a Purchase Agreement, and First Supplemental Indenture and Registration Rights Agreement and its entering into of a credit agreement amendment and an Amended and Restated Credit Agreement, which discussions are incorporated by reference into this Item 2.03.

Item 7.01	Regulation FD Disclosure.
     On July 5, 2006, U.S. Concrete issued a press release announcing the closing of the acquisition of Alberta Investments and Alliance Haulers. A copy of the press release is furnished as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit
Number	Exhibit

4.1	First Supplemental Indenture, dated as of July 5, 2006, among U.S. Concrete, Inc., the Guarantors named therein and Wells Fargo Bank, National Association, as Trustee.

4.2	Amendment No. 1 to Credit Agreement, dated as of June 29, 2006, among U.S. Concrete, Inc., Citicorp North America Inc., Bank of America, N.A., JPMorgan

Exhibit
Number	Exhibit

Chase Bank and the Lenders and Issuers named therein.

4.3	Amended and Restated Credit Agreement, dated as of June 30, 2006, among U.S. Concrete, Inc., Citicorp North America Inc., Bank of America, N.A., JPMorgan Chase Bank and the Lenders and Issuers named therein.

10.1	Promissory Note, dated July 3, 2006, issued by Atlas Investments, Inc.

10.2	Pledge and Security Agreement, dated July 3, 2006, among U.S. Concrete, Inc., Atlas Concrete Inc., Wild Rose Holdings Ltd. and Alberta Investments, Inc.

10.3	Registration Rights Agreement, dated July 5, 2006.

99.1	Press Release of U.S. Concrete, Inc., dated July 5, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. CONCRETE, INC.
Date: July 5, 2006	By:	/s/ Robert D. Hardy
Robert D. Hardy
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit

4.1	First Supplemental Indenture, dated as of July 5, 2006, among U.S. Concrete, Inc., the Guarantors named therein and Wells Fargo Bank, National Association, as Trustee.

4.2	Amendment No. 1 to Credit Agreement, dated as of June 29, 2006, among U.S. Concrete, Inc., Citicorp North America Inc., Bank of America, N.A., JPMorgan Chase Bank and the Lenders and Issuers named therein.

4.3	Amended and Restated Credit Agreement, dated as of June 30, 2006, among U.S. Concrete, Inc., Citicorp North America Inc., Bank of America, N.A., JPMorgan Chase Bank and the Lenders and Issuers named therein.

10.1	Promissory Note, dated July 3, 2006, issued by Atlas Investments, Inc.

10.2	Pledge and Security Agreement, dated July 3, 2006, among U.S. Concrete, Inc., Atlas Concrete Inc., Wild Rose Holdings Ltd. and Alberta Investments, Inc.

10.3	Registration Rights Agreement, dated July 5, 2006.

99.1	Press Release of U.S. Concrete, Inc., dated July 5, 2006.